Exhibit 4.1

016570| 003590|127C|RESTRICTED||4|057-423 NNNNN COMMON STOCK COMMON STOCK PO PAR VALUE $0.01 THIS CERTIFICATE IS TRANSFERABLE IN ADD ADD ADD ADDMR CANTON, MA AND NEW YORK, NY 4 321 A KCG BOX Certificate Shares DESIGNATION SAMPLE Number * * 000000 ****** 43004, (IF * * * 000000 ***** Holdings, ZQ 000000 **** 000000 **** ANY) Inc KCG HOLDINGS, INC. ***** 000000* * * . ****** 000000* * Providence, INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample RI **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David This Certifies That Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample MR **** Mr. Alexander . SAMPLE David Sample **** Mr. Alexander David &Sample MRS **** Mr. Alexander . David SAMPLE Sample **** Mr. Alexander David & Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** CUSIP 48244B 10 0 Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample 02940 **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander - David Sample **** MR Mr. Alexander . David SAMPLE Sample **** Mr. Alexander David & Sample MRS **** Mr. Alexander David . SAMPLE Sample **** Mr. Alexander David Sample **** Mr. SEE REVERSE FOR CERTAIN DEFINITIONS Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** 3004 Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample is the owner of ** **Shares****000000**Shares****000000**Shares****000000* ZERO HUNDRED AND ZERO*** *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****

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000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**S FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $0.01 EACH OF KCG Holdings, Inc. Total DTC transferable only on the books of the Corporation by the registered holder hereof in person or by duly authorized Holder CUSIP Number attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by Certificate of Insurance ID the Transfer Agent and registered by the Registrar. Transaction Shares Value In Witness Whereof, the Corporation has caused this certificate to be signed in facsimile by its authorized officers 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Numbers and its facsimile seal to be hereunto affixed. DATED <<Month Day, Year>> olding COUNTERSIGNED AND REGISTERED: 6 5 4 3 2 1 FACSIMILE SIGNATURE TO COME H s, 12345678 G O In Num/No C RP RA c. COMPUTERSHARE SHAREOWNER SERVICES LLC . Chief Executive Officer K CO TE TRANSFER AGENT AND REGISTRAR, Daniel Coleman 6 5 4 3 2 1 Denom D 1999 . EL RE XXXXXX AWA FACSIMILE SIGNATURE TO COME 1,000,000 7 6 5 4 3 2 1 . XX Secretary Total 123456789012345 123456 00 XXXXXXXXXX X Thomas M. Merritt By AUTHORIZED SIGNATURE

KCG HOLDINGS, INC. A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters. KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian (Cust) (Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT -. Custodian (until age) and not as tenants in common (Cust) under Uniform Transfers to Minors Act (Minor) (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, hereby sell, assign and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) Shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated: 20 Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have processed as requested. If you did not specify a cost basis calculation method, we have defaulted to the first in, first out (FIFO) method. Please visit our website or consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with us or do not have any activity in your account for the time periods specified by state law, your property could become subject to state unclaimed property laws and transferred to the appropriate state.